Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (November 3, 2021).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Core Lift Truck Business Hyster-Yale Group Our Attachments Business Bolzoni Our Fuel Cell Business Nuvera

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Lift Truck Bolzoni Nuvera Revenue $2,797.8 $322.6 $1.6 Operating Profit (loss) $30.7 ($0.9) ($61.0) Net Income (loss) (1) $3.0 $0.2 ($55.5) EBITDA(2) $69.7 $11.3 ($45.1) ROTCE(2) (Net debt basis) 2.1% 0.3% n/m Net Cash (Debt) at end of period ($347.7) ($19.0) $0.1 Approximate # of Employees (globally) 6,400 1,200 200 Key Metrics In millions (except employee data) LTM 9/30/2021 LTM 9/30/2021 Sales by Segment _____________________  For purposes of this presentation, net income (loss) refers to net income (loss) attributable to stockholders. EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 27. ~0.0%

________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 27. ($ in millions) Results for Q3 2021 Consolidated vs. Q3 2020 Lift Truck bookings increased significantly over Q3 2020 levels, but down from Q2 2021 record levels due to moderating global lift truck market Consolidated revenues increased 14.7% over Q3 2020 due to a 12.6% increase in shipments Despite improved Lift Truck shipments and a record backlog level of 98,800, Lift Truck production and shipments severely disrupted by component availability Significant operating loss at Lift Truck and break even results at Bolzoni due to material and freight cost inflation, manufacturing variances driven by component shortages and higher operating expenses over Q3 2020 resulting from the elimination of cost containment actions put in place in 2020 Significant operating loss at Nuvera resulting from a $14.8m reduction in inventory value to estimated net realizable value and a $10.0m fixed asset impairment charge, both recorded in Q3 2021, due to reduced near-term sales prospects Consolidated net loss includes a $38.4 million charge to establish a valuation allowance primarily on certain U.S. deferred tax assets HY HY HY LTM HY LTM Lift Truck(1) Bolzoni(1) Nuvera(1) Q3 2021 Q3 2020 Variance 9/30/21 9/30/20 Variance Revenues $703.8 $90 $0.2 $748.2 $652.4 $95.800000000000068 $2,965.6 $2,927.3 $38.299999999999727 Gross Profit (Loss) $66.900000000000006 $15.2 $-16.5 $65.099999999999994 $103.4 $-38.300000000000011 $421.6 $484.9 $-63.299999999999955 Operating Expenses $-88.2 $-15.2 $-16 $-,119.39999999999999 $-96.100000000000009 $-23.299999999999983 $-,453.20000000000005 $-,440.59999999999997 $-12.60000000000008 Operating Profit (Loss) $-21.3 $0 $-32.5 $-54.3 $7.3 $-61.599999999999994 $-31.6 $44.3 $-75.900000000000006 Net Income (Loss) $-34.799999999999997 $2.2000000000000002 $-38.1 $-77.2 $5.0999999999999996 $-82.3 $-56.6 $27.4 $-84 EBITDA(2) $-11.3 $3.2 $-22.3 $-30.9 $20.100000000000001 $-51 $35.5 $88.1 $-52.599999999999994

($ in millions) Business Prospects (Outlook) Market and bookings Q4 2021 and 2022 expected to: Lift Truck Market – Q4 2021 decrease from Q4 2020, and FY2022 expected to recede from 2021 historical highs Both periods expected to remain significantly higher than pre-pandemic levels Bookings – Q4 2021 decrease substantially from Q3 2021, and decline in succeeding 2022 quarters vs. 2021 quarters due to market declines; share gains expected Significant operating and net losses expected in Q4 2021 and in H1 2022 at both the Consolidated company and in the Lift Truck segment due to: Extensive component shortages due to supply chain constraints Significant material and freight cost inflation Increase in costs associated with the reinstatement of pre-pandemic salaries & benefits Continued losses at Nuvera Bolzoni Increase in operating profit and net income expected in Q4 2021 vs. Q4 2020 and first nine Months of 2021 Over 2022, expect component shortages to moderate and pricing to permit improved returns as year progresses Nuvera Focused on ramping up demonstrations, quotes and bookings Moderately reduced losses expected in 2022 from expected enhanced fuel cell shipments Lift Truck segment and Consolidated results expected to return to an operating profit in H2 2022 assuming resolution of component shortages and stabilization of costs

Capital and R&D Expenditures Cap Ex spend in 2021 comparable to reduced 2020 spend (total $ in millions) * Estimated CAPITAL EXPENDITURES R&D EXPENDITURES Reduced R&D in 2020 restored in 2021. (total $ in millions)

Focus on Maintaining Liquidity Liquidity: Hyster-Yale Priorities for Use of Cash Return Cash to Stockholders Annual Dividends(1) 2018 2019 2020 YTD 2021 $20.4m $1.24/ share $21.0m $1.27/ share $21.3m $1.27/ share $16.2m $1.29/ share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2018, 2019 and 2021. Unused Borrowing Capacity of ~$246m and ~$61m in Cash @ 9/30/21 Certain cost containment actions remain in place Fuel Cell Business Investments to commercialize Nuvera fuel cell technology Attachments Business Expense and capital investments in strategic programs to accelerate growth and enhance margins INVESTMENTS Lift Truck Business Expense and capital investments in strategic programs to accelerate growth and enhance margins

Internal Combustion Engine Reach Trucks Counterbalance 4-wheel Diesel Forklift Port Machinery ICE Warehouse Equipment Electric Internal Combustion Engine Lithium-Ion Very Narrow Aisle Trucks Full Lift Truck Product Line - Over 500 Different Truck Models Available Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks ICE (cushion tire) Internal Combustion Engine (ICE) (pneumatic tire) 3-wheel Electric 4-wheel Electric Stackers Order Pickers CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 1.5T to 8.0T 1.5T to 6.0T 1.5T to 8.0T 1.5T to 7.0T 1.5T to 52.0T 1.5T to 5.0T 1.0T to 2.0T 1.0T to 2.0T 1.5T to 45.0T CLASS 1 CLASS 2 CLASS 3 CLASS 5 Empty Container Handler Reach Stacker Rough Terrain Forklift Very Narrow Aisle Truck 3-wheel Side Loader Reach Truck Hyster® & Yale® > 350 models HY Maximal > 150 models Stacker Pallet Truck Gas & LPG Forklift OTHER End Rider Reach Stackers Big Trucks Laden / Empty Container Handlers Electric CB Warehouse Equipment

…with a Broad Range of Power Options, Attachments and Solutions Push Pulls Lifting Tables Clamps Multipallets Rotators Sideshifters Fork Positioners Forks 61,000+ assets under management Attachments Solutions Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire) CLASS 1, 2 & 3 Fuel Cell Engine LPG, Bi-Fuel, CNG EPA LSI / Stage V Diesel GB III / Stage III Diesel Tier 4 / Stage V CLASS 4 & 5 Power Options Lithium-ion Battery Lead-Acid Battery

Long-term CAGR (2004 – 2020) = 5.4% _____________________ Source: ITA. Represents quarterly order intake. (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 5.4% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake. North America Retail Lift Truck at Trend Line _____________________ Source: WITS Orders Reports. Lift Truck Industry Q4 2020 versus Q3, Q2 and Q1 2021 Trend Upper Limit Lower Limit NA Global Lift Truck Market

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports. Recovery in bookings in all Geographic areas since Q2 2020 lows

Lift Truck Unit Class Shipments _____________________ Source: Company: LTM 09/30/21 Unit Revenues Industry Units by Geography _____________________ Source: Company: LTM 09/30/21 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. LTM 09/30/21 Orders Reports. _____________________ Source: WITS. LTM 09/30/21 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: LTM 09/30/21 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix

HY Faces Significant Headwinds as Economy Continues to Recover Headwinds presenting significant challenges to operations in fourth quarter of 2021 and are expected to continue in first half of 2022 Component cost inflation due to commodity prices Logistic delays and capacity constraints Non-renewal of U.S. tariff exclusions Expediting and premium freight costs Timing of price increases to match cost increase timing Supplier component volume shortages

Target Economics Goal and Gap to Target Lift Truck Business Q3 2021 LTM Gap to Target Economics Actual Lift Truck Operating Profit Margin % 1.1% Margin % Variances – including impact of Tariffs 4.1% Volume % Variances* Manufacturing variances/other 0.9% Operating Expenses 0.9% Total Volume Variances* 1.8% Lift Truck Operating Profit Margin % Gap 5.9% Lift Truck Operating Profit Margin % Target 7.0% Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Expect to exceed 7% operating profit target as programs mature Target is to increase revenue and subsequently move to break even then on towards significant profitability in the long term *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent).

Hyster-Yale Strategic Projects Expected To Be Transformative… Product Operations Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Automation Solutions Sales of Certified E45kW and E60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range - Initiated development of E125kW Battery Box Replacement (BBR) Sales through Lift Truck Business Our Core Lift Truck Business Our Attachments Business Our Fuel Cell Business Priority Projects Each project has specific focus, actions, timing and expected results Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon Commercial Operations Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management Product Operations Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Sales of Certified E45kW and E60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range Battery Box Replacement (BBR) Sales through Lift Truck Business Our Core Lift Truck Business One Company, 3 Brands North America Expansion Silver-Line Products Industry Focus JAPIC Expansion Our Attachments Business Our Fuel Cell Business PRIORITY PROJECTS Each project has specific focus, actions, timing and expected results Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon Commercial Operations Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management One Company, 3 Brands North America Expansion Silver Line Products Industry Focus JAPIC Expansion

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products Horizontal (Balyo) Vertical (JBT) Partner Solutions TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN 2022 Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation

Objective is to Transform Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market Engines E-series: E45 and E60 ‘Complete’ engine: easy to integrate For heavy duty equipment / vehicles E125 Under development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Strong Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect superior ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business

HY – A Solid Investment Option Transformative Products Modular & Scalable Low Intensity Technological Accelerators Electrification, Fuel Cell, Telemetry, Automation & Web Presence Transformation of Sales Approach AsOne, HY Impact & HY Flow programs Industry approach Commercialization of E-45 / E-60 engines globally Commercial Partnerships Lift Truck Transformation Bolzoni Transformation Nuvera Transformation Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets Transformation of Global Business Structure One Company / 3 Brands Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line) Industry approach Long-term Focused, Not Short-term Oriented

Appendix

Non-GAAP Disclosure EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. (1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2016 results. They are included in the Bolzoni segment from 1/1/2017. ($ in millions) Year Ended December 31    Year Ended December 31     Qtr. Qtr. LTM LTM Consolidated 2016 2017 2018 2019 2020 9/30/20 9/30/21 9/30/20 9/30/21 Reconciliation of EBITDA       Net income (loss) attributable to stockholders $42.8 $48.6 $34.7 $35.8 $37.1 $5.1 $(77.2) $27.4 $(56.6) Nuvera asset impairment - 4.9 - - - - 10.0 - 10.0 Noncontrolling interest income (loss) (0.5) 0.3 (0.4) 0.8 1.4 0.6 0.4 1.3 1.4 Income tax provision (benefit) (4.0) 44.9 2.3 11.3 3.7 0.7 20.5 3.0 21.7 Interest expense 6.7 14.6 16.0 19.8 13.7 3.1 4.1 15.6 13.7 Interest income (2.0) (3.6) (2.4) (1.8) (1.4) (0.4) (0.1) (2.0) (0.5) Depreciation and amortization expense 39.1 42.8 44.0 43.3 42.9 11.0 11.4 42.8 45.8 EBITDA $82.1 $152.5 $94.2 $109.2 $97.4 $20.1 $(30.9) $88.1 $35.5 ($ in millions)  Year Ended December 31   Year Ended December 31     Qtr. Qtr. LTM LTM Lift Truck(1) 2016 2017 2018 2019 2020 9/30/20 9/30/21 9/30/20 9/30/21 Reconciliation of EBITDA       Net income (loss) attributable to stockholders $66.9 $71.8 $56.7 $58.3 $62.9 $11.6 $(34.8) $51.5 $3.0 Noncontrolling interest income (loss) (0.5) (0.4) (0.9) - 1.1 0.6 0.1 0.9 0.9 Income tax provision 12.2 59.4 10.6 20.8 13.1 2.8 11.4 13.1 20.9 Interest expense 6.9 13.9 15.4 19.2 13.1 2.9 4.0 15.2 13.1 Interest income (3.0) (3.7) (2.6) (1.8) (1.3) (0.3) (0.1) (2.0) (0.5) Depreciation and amortization expense 28.1 29.6 33.5 30.6 30.1 7.7 8.1 30.0 32.3 EBITDA(1) $110.6 $170.6 $112.7 $127.1 $119.0 $25.3 $(11.3) $108.7 $69.7

Non-GAAP Reconciliation EBITDA continued _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. (1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2016 results. They are included in the Bolzoni segment from 1/1/2017. ($ in millions) 9 Mths. Ended  Year Ended December 31 Year Ended December 31     Qtr. Qtr. LTM LTM Bolzoni (1) 12/31/16 2017 2018 2019 2020 9/30/20 9/30/21 9/30/20 9/30/21 Reconciliation of EBITDA     Net income (loss) attributable to stockholders $(0.3) $3.9 $5.8 $2.8 $0.2 $0.1 $2.2 $2.4 $0.2 Noncontrolling interest income - 0.7 0.5 0.8 0.3 - 0.3 0.4 0.5 Income tax provision (benefit) (0.4) 1.0 2.1 0.2 - - (2.5) (0.6) (2.4) Interest expense 0.8 0.8 0.8 0.7 0.8 0.2 0.2 0.6 0.9 Interest income - - - - (0.3) (0.1) (0.1) (0.1) (0.3) Depreciation and amortization expense 9.5 11.2 9.7 11.7 11.7 3.0 3.1 11.6 12.4 EBITDA(1) $9.6 $17.6 $18.9 $16.2 $12.7 $3.2 $3.2 $14.3 $11.3 ($ in millions) Year Ended December 31    Year Ended December 31     Qtr. Qtr. LTM LTM Nuvera 2016 2017 2018 2019 2020 9/30/20 9/30/21 9/30/20 9/30/21 Reconciliation of EBITDA     Net loss attributable to stockholders $(23.8) $(26.7) $(27.9) $(25.2) $(25.6) $(6.1) $(38.1) $(25.9) $(55.5) Nuvera asset impairment - 4.9 - - - - 10.0 - 10.0 Income tax provision (benefit) (15.8) (15.3) (10.5) (9.7) (9.2) (2.3) 5.6 (9.5) (0.7) Interest expense - - 0.1 - - - - - - Interest income - - - (0.1) - - - (0.1) - Depreciation and amortization expense 1.5 2.0 0.8 1.0 1.1 0.3 0.2 1.2 1.1 EBITDA $(38.1) $(35.1) $(37.5) $(34.0) $(33.7) $(8.1) $(22.3) $(34.3) $(45.1)

Non-GAAP Reconciliation ROTCE _____________________ Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash. (1) Lift Truck return on total capital employed excludes continuing average investments of $144.7 million for Bolzoni and $180.7 million for Nuvera. Investment numbers are based on a 5-point average. Reconciliation of Return on Total Capital Employed (ROTCE) Consolidated Lift Truck(1) Bolzoni Nuvera LTM 9/30/21 Average Stockholders' Equity (9/30/21, 6/30/21, 3/31/21, 12/31/20, and 9/30/20) $567.9 $707.7 $175.6 $24.9 Average Debt (9/30/21, 6/30/21, 3/31/21, 12/31/20, and 9/30/20) 329.2 294.0 20.9 (0.6) Average Cash (9/30/21, 6/30/21, 3/31/21, 12/31/20, and 9/30/20) (98.6) (406.1) (17.9) (0.2) Average capital employed $798.5 $595.6 $178.6 $24.1 Net income (loss) $(56.6) $3.0 $0.2 $(55.5) Plus: Interest expense, net 13.2 12.6 0.6 - Less: Income taxes on interest expense, net at 26% (3.4) (3.3) (0.2) - Actual return on capital employed = actual net income (loss) before interest expense, net, after tax $(46.8) $12.3 $0.6 $(55.5) Actual return on capital employed percentage n/m 2.1% 0.3% n/m ($ in millions)

Cash Flow before Financing Calculation CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. LTM 2016 2017 2018 2019 2020 9/30/21 9/30/21 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $(48.9) $164.7 $67.6 $76.7 $166.9 $(91.1) $(101.0) Net cash used for investing activities (145.1) (47.3) (110.9) (42.0) (43.7) (10.9) (24.0) Cash Flow before Financing $(194.0) $117.4 $(43.3) $34.7 $123.2 $(102.0) $(125.0) Impact of accelerated supplier payments 80.0 (80.0) - - - - - Adjusted Cash Flow before Financing $(114.0) $37.4 $(43.3) $34.7 $123.2 $(102.0) $(125.0)

Supplemental Information

Hyster-Yale’s Global Footprint Ramos Arizpé, Mexico Fabrication Manufacture Sulligent, Alabama Attachment and Component Manufacture Berea, Kentucky Lift Truck Manufacture Greenville, North Carolina Division Headquarters; Lift Truck Manufacture; Warehouse Development Center Cleveland, Ohio Corporate Headquarters Danville, Illinois Parts Distribution Center Charlotte, North Carolina Experience Center Itu, Brazil Lift Truck Manufacture; Parts Distribution Center Craigavon, N. Ireland Lift Truck Manufacture Nijmegen, Netherlands Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center Masate, Italy Lift Truck Manufacture; European Warehouse Development Center Shanghai, China Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center Obu, Japan (JV) Lift Truck Manufacture; Parts Distribution Cavite, Philippines (JV) Fabrication Manufacture Irvine, Scotland European Administration Center Hanoi, Vietnam (JV) Component Manufacture Prospect, Australia Pacific Divisional Headquarters and Sales Office Pune, India Engineering, Supply Chain and Marketing Center Frimley, UK Division Headquarters; Engineering Concept Centre Hefei, China Supply Chain Center Fairview, Oregon Counterbalanced Development Center; Administration Center San Donato, Italy European Offices; Research & Development; Testing Facilities Billerica, Massachusetts Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales Homewood, Illinois Inventory and Parts; Customer Service and Support Piacenza, Italy Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture Järvenpää, Finland Attachment Manufacture Salzgitter, Germany Attachment Manufacture Wuxi, China Attachment Manufacture Hebei, China Fork Manufacture Pointe-Claire, Canada Commercial Subsidiary Prestons/Sydney, Australia Commercial Subsidiary Warrington, UK Commercial Subsidiary Montcada/Reixac, Spain Commercial Subsidiary Nozay, France Commercial Subsidiary Prato, Italy Attachment Manufacture Lublin, Poland Commercial Subsidiary Moscow, Russia Commercial Subsidiary Gävle, Sweden Commercial Subsidiary Helmond, Netherlands Commercial Subsidiary Lift Truck Business locations Fuel Cell Business (Nuvera) locations Attachment Business (Bolzoni) locations Global Headquarters LEGEND: Tyler, Texas HY Telematics Montevrain, France Commercial Offices Frankfurt/Main, Germany Commercial Offices Weeze, Germany Experience & Test Center Hangzhou, China (JV) Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal) Singapore Division Headquarters and Retail Dealership Serra, Brazil Future Attachments Manufacture; Sales and Service Tokyo, Japan (JV) Sales Headquarters Clackamas, Oregon Clackamas Test Center

Overview and Sources of Revenue 2020 Worldwide Sales by Product _____________________ Includes Big Truck sales that represent 10% of total sales. Represents Hyster-Yale North American Lift Truck unit shipments by industry. A leading global lift truck manufacturer 2020 Retail Lift Truck Shipments by End Market (2) Large installed population that drives parts sales Over 941,000 lift truck units worldwide at 12/31/20 HY sales of ~ 90,100 lift truck units in LTM 9/30/21 ~74,900 units sold – produced in HY plants ~9,500 units sold – produced by HY Maximal ~5,700 units sold – produced by JV or other third parties Additional ~ 6,600 lift truck units sold in 2020 by Sumitomo NACCO (JV partner) (1) 2020 Lift Truck Distribution Channel Mix

Lift Truck Market Size Data

2021 Product Launches Hyster-Yale Products Expected to be Launched in Short-term: Launched to date in 2021: New modular, standard 2-3.5 ton ICE trucks for EMEA market  New 2.5-3 ton integrated Li-ion Cushion Electric Rider for Americas Stage V engine option for 18-22 and 25-32 ton forklift trucks for EU market New Operator Compartment for 18-52 ton forklift trucks, Reach Stackers, and Empty Container Handlers New platform-pallet truck 2-3 ton for EU market New 10-18 ton Li-ion Electric Rider for Americas and EMEA markets Additional Hyster® UT and Yale® UX lift trucks for all countries Expected to launch during the rest of 2021: Stage V engine option for 8-18 ton and 36-52 ton forklift trucks for EU market Upgrades to Fuel Cell Battery Box Replacements (BBR) for Class 1 Electric Riders Voice Pick Assist Options for End Rider product for Americas Additional low-intensity-use Hyster® UT and Yale® UX lift trucks for all countries Above list is based on current information and launches could be adjusted based on market conditions

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low Intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

Enhanced Distribution Capabilities Intended to Increase Competitive Advantage Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Distribution Engagement Enhancing performance Dealer Excellence programs Dealer alignment Term-based contracts Hyster-Yale providing additional support ~900 global dealer locations 2,600+ application consultants 10,500 service technicians Independent n Exclusive n Entrepreneurial n Profitable n Committed partner n Dual-line or single Strengthening the distribution footprint Industry-focused sales support Competitor acquisitions In-territory acquisitions Enhanced digital customer experience systems Dealership succession planning

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) (1) Percentages based on first nine months of 2021 results.

Bolzoni has a Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/20 Excludes cylinder sales to HY

Nuvera is a Transformational Opportunity Leading, Patented Technology Demand Tapered in Short-term Successful Early Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology History 75+ engineers 8th generation of Fuel Cell concept 20+ years of Fuel Cell demo vehicles Application Portfolio E45 (45kW) as well as E60 (59kW) Fuel Cell engines SMVIC-certified First Bus with E-series engine MIIT certified High-efficiency Fuel Cell stacks Intellectual Property 425+ active patents Fuel Cell core tech Next Generation Separate Business Unit Focus on core product (Fuel Cells and Stacks) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, but with a very significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design Unique engine control Efficient and reliable Vehicle integration Optimal battery and FC engine life Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera FC Engines are designed to make the electrical vehicle a success

Product Platforms: examples Capacity Terminal Tractors: Fuel Cell integration Dannar® Mobile Power Station: FC concept development Hyster Toploader: Demo unit KingLong bus: Certification Different phases of the customer journey Off-road equipment n Trucks n Buses n Delivery Vans & Commercial Vehicles n Special/Utility Vehicles Application Focus Markets